THE ADVISORS’ INNER CIRCLE FUND II

Champlain Small Company Fund

(the “Fund”)

Supplement dated February 25, 2022 to the Fund’s Summary Prospectus dated May 1, 2021

(the “Summary Prospectus”)

This supplement provides new and additional information beyond that contained in the Summary Prospectus, and should be read in conjunction with the Summary Prospectus.

1.	The second sentence of the “Principal Investment Strategies” section is hereby deleted and replaced with the following:

For purposes of this policy, a small company is a company that, at the time of initial purchase, is included in either the S&P SmallCap 600 or the Russell 2000 Index, or that has a market capitalization that falls within the range of the Russell 2000 Index as measured as of the index’s most recent annual reconstitution.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CSC-SK-019-0100